Exhibit 10.10

NOVATION, ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS NOVATION, ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made as of this [•] day of [•], 2023, by and among Kodiak Gas Services, LLC, a Delaware limited liability company (the “Kodiak Borrower”), Frontier Intermediate Holding, LLC, a Delaware limited liability company (the “Frontier Borrower” and together with the Kodiak Borrower, the “Existing Borrowers” and each individually, an “Existing Borrower”), Frontier TopCo Partnership, L.P., a Delaware limited partnership (the “New Borrower”), the subsidiaries of the Kodiak Borrower party hereto (the “Existing Guarantors”), the affiliates of the New Borrower party hereto (the “New Guarantors”), the parties listed on Schedule 1 hereto (the “Existing Lenders”), the parties listed on Schedule 2 hereto (the “New Lenders”), and Wells Fargo Bank, N.A., a national banking association, in its capacity as administrative agent under the Existing Credit Agreement (in such capacity, the “Existing Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the New Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Existing Borrowers, the Existing Administrative Agent and the Existing Lenders and the other parties thereto are parties to the certain Amended and Restated Credit Agreement, dated as of May 19, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the New Borrower, Computershare Trust Company, N.A. a national banking association, in its capacity as administrative agent (the “New Administrative Agent”), the New Lenders and the other parties thereto intend to enter into that certain Second Amended and Restated Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “New Credit Agreement”) on the terms, and subject to the conditions, set forth therein;

WHEREAS, upon the satisfaction or waiver of the conditions precedent to the effectiveness of the New Credit Agreement as set forth in Section 4.1 thereof (including the execution and delivery of this Agreement) and on the date the conditions set forth in Section 4 are satisfied (such date, the “Closing Date”) (immediately prior to giving effect thereto), the (i) Existing Borrowers shall novate to the New Borrower, and the New Borrower shall assume all rights and obligations of the Existing Borrowers, (ii) the Existing Guarantors shall novate to the New Guarantors, and the New Guarantors shall assume all rights and obligations of the Existing Guarantors, and (iii) Existing Lenders shall novate to the New Lenders, and the New Lenders shall assume all rights and obligations of the Existing Lenders, in each case under the Existing Credit Agreement and the other Existing Loan Documents (as defined below);

WHEREAS, upon the Closing Date, the “Tranche A Term Loans” and “Tranche B Term Loans” (each as defined in the Existing Credit Agreement) shall automatically be converted into Initial Term Loans under the New Credit Agreement; and

WHEREAS, it is a condition precedent to the New Lenders’ agreement to make the Loans and make other financial accommodations pursuant to the New Credit Agreement that the Existing Borrowers, Existing Guarantors, New Borrowers, New Guarantors, Existing Administrative Agent, Existing Lenders and New Lenders agree to enter into this Agreement on or prior to the Closing Date (as defined in the New Credit Agreement);

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned agrees as follows:

1. Novation, Assignment and Assumption; Release; Resignation.

(a) The Existing Borrowers hereby irrevocably novate, assign and transfer to the New Borrower all of their rights, title and interests and duties, liabilities and obligations under the Existing Credit Agreement and the other “Loan Documents” (as defined in the Existing Credit Agreement) (the “Existing Loan Documents”), solely in their capacities as borrowers thereunder, and the New Borrower hereby accepts such rights, title and interests and assumes such duties, liabilities and obligations from the Existing Borrowers from the Closing Date on the terms and conditions contained herein, including, without limitation, (i) any claims, liabilities or obligations arising from any failure of the Existing Borrowers or any Existing Guarantors to perform any of their covenants, agreements, commitments and/or obligations to be performed prior to the Closing Date under the Existing Credit Agreement or any other Existing Loan Documents and (ii) all claims or liabilities of the Existing Borrowers with respect to the Obligations (as defined in the Existing Credit Agreement) under the Existing Loan Documents.

(b) The Existing Guarantors hereby irrevocably novate, assign and transfer to the New Guarantors all of their rights, title and interests and duties, liabilities and obligations under the Existing Credit Agreement and the other Existing Loan Documents, solely in their capacities as guarantors thereunder, and the New Guarantors hereby accept such rights, title and interests and assume such duties, liabilities and obligations from the Existing Guarantors from the Closing Date on the terms and conditions contained herein, including, without limitation, (i) any claims, liabilities or obligations arising from any failure of the Existing Guarantors to perform any of their covenants, agreements, commitments and/or obligations to be performed prior to the Closing Date under the Existing Credit Agreement or any other Existing Loan Documents and (ii) all claims or liabilities of the Existing Guarantors with respect to the Obligations (as defined in the Existing Credit Agreement) under the Existing Loan Documents.

(c) The Existing Lenders hereby irrevocably novate, assign and transfer to the New Lenders all of their rights, title and interests and duties, liabilities and obligations under the Existing Credit Agreement and the other Existing Loan Documents, solely in their capacities as lenders thereunder, and the New Lenders hereby accept such rights, title and interests and assume such duties, liabilities and obligations from the Existing Lenders from the Closing Date on the terms and conditions contained herein.

(d) [Reserved].

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(e) Each of the New Borrower and the New Guarantors shall duly perform and discharge all liabilities and obligations arising out of or related to the Existing Credit Agreement and/or any other Existing Loan Documents whatsoever prior to the Closing Date to be performed or discharged by it in all respects as if such Person was (and had at all times been) named therein as a party thereto instead of the Existing Borrowers or Existing Guarantors, as applicable.

(f) Each of the New Borrower and New Guarantors shall assume liability for any breach, non-observance or failure by the Existing Borrowers or Existing Guarantors, as applicable, under the Existing Credit Agreement and the other Existing Loan Documents occurring before the Closing Date, and under any officer’s certificates delivered in connection with the Existing Credit Agreement, in each case, for which the Existing Borrowers and Existing Guarantors, as applicable, would be liable, solely in their respective capacity as borrower or guarantor, as applicable, irrespective of whether or not such breach, non-observance or failure shall have been known to any of the parties.

(g) Each of the parties hereto, as applicable, hereby irrevocably release and forever discharge each of the Existing Borrowers, Existing Guarantors and Existing Lenders, as applicable, in their respective capacities as borrowers, guarantors and lenders, from all covenants, agreements, obligations, claims and demands of any kind (other than those which, by their express terms, survive the termination of the Existing Credit Agreement or any other Existing Loan Documents), whether in law or at equity, which such party now has, or which any successor or assign of any of them hereafter shall have, against the Existing Borrowers, Existing Guarantors and Existing Lenders, as applicable, in their respective capacities as borrowers, guarantors and lenders, arising out of or related to the Existing Credit Agreement, any other Existing Loan Documents or any officer’s certificates delivered in connection with the Existing Credit Agreement.

(h) Each of the parties hereto, as applicable, hereby irrevocably consent to the novation, assignment and assumption set forth in this Section 1 and accepts the liabilities and obligations of the New Borrower, New Guarantors and New Lenders in place of the respective liabilities and obligations of the Existing Borrowers, Existing Guarantors or Existing Lenders, as applicable, arising out of or related to the Existing Credit Agreement or any other Existing Loan Documents prior to the Closing Date and grants to the New Borrower, New Guarantors and New Lenders the same rights under or arising out of or related to the Existing Credit Agreement or any other Existing Loan Documents prior to the Closing Date as were granted to the Existing Borrowers, Existing Guarantors and Existing Lenders respectively in every way as if the applicable party was and had been a party to the Existing Credit Agreement and any other applicable Existing Loan Documents instead of and in place of the Existing Borrowers, Existing Guarantors or Existing Lenders.

(i) The Existing Administrative Agent hereby resigns as Administrative Agent under the Existing Credit Agreement and Existing Loan Documents, such resignation to become effective upon the appointment of the New Administrative Agent as administrative agent under the New Credit Agreement. The Existing Borrowers and Existing Lenders hereby agree to such resignation notwithstanding the terms of the Existing Credit Agreement.

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2. [Reserved].

3. Representations and Warranties. Each of the Existing Borrowers, New Borrower, Existing Guarantors, New Guarantors, Existing Lenders and New Lenders represents and warrants that:

(a) Organization. Such Person (a) is duly organized or formed, validly existing and in good standing (to the extent applicable in such jurisdiction) under the laws of the jurisdiction of its organization or formation, and (b) has the power and authority, and the legal right, to execute, deliver and perform its obligations under this Agreement.

(b) Authorization. The execution and delivery of this Agreement by such Person and the performance of its obligations hereunder have been authorized by all necessary corporate, partnership, limited partnership, or limited liability company, as applicable, and, if required, stockholder, shareholder, partner, general partner, limited partner or member action on its part, and it has corporate, partnership, limited partnership, or limited liability company power and authority to enter into this Agreement and to perform its obligations hereunder.

(c) Government Filings. No authorization or approval or other action by, and no notice to or filing with, any governmental body or regulatory body on its part is required for the due execution, delivery or performance by it of this Agreement.

(d) Enforceability. This Agreement constitutes a legal, valid and binding obligation of such party enforceable against it in accordance with its terms.

(e) Litigation. It has not received written notice, or, with respect to each of the New Borrowers and New Guarantors, is otherwise aware, of any suit or other legal proceeding seeking to enjoin the transfers contemplated by this Agreement.

4. Conditions. The effectiveness of this Agreement (including the novation, assignment and assumption in Section 1 above) shall not occur until the first date on which the following conditions are satisfied:

(a)

Execution. Each of the parties hereto shall have received this Agreement fully executed by the Existing Borrowers, the Existing Guarantors, the Existing Lenders, the Existing Administrative Agent, the New Borrower, the New Guarantors and the New Lenders.

(b)	New Credit Agreement. The parties hereto that are parties to the New Credit Agreement shall have executed the New Credit Agreement.

(c)	Representations and Warranties. The representations and warranties made or incorporated by reference herein shall be true and correct in all material respects on the Closing Date.

(d)

Proper Proceedings. This Agreement shall have been authorized by all necessary corporate or other proceedings of each of the parties hereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby shall have been obtained and shall be in full force and effect, except where the failure to obtain such consent, approval or authorization could not reasonably be expected to have a Material Adverse Effect.

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(e)

General. All legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to each of the New Lenders and the Existing Lenders and the New Lenders, Existing Lenders and Existing Administrative Agent shall have received copies of all documents reasonably requested by the New Lenders, Existing Lenders or the Existing Administrative Agent, such documents where appropriate to be certified by proper corporate or governmental authorities.

5. [Reserved].

6. Further Assurances. The parties hereto agree to execute and deliver such other instruments and documents and to take such other actions as any party hereto may reasonably request in connection with the transactions contemplated by this Agreement.

7. Successors and Assigns. This Agreement shall remain in full force and effect and be binding upon and inure to the benefit of each of the parties hereto and their respective successors, endorsees, transferees and assigns permitted under the New Credit Agreement.

8. Definitions. All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

9. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR STATUTE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT), SHALL BE GOVERNED BY, AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING ITS STATUTES OF LIMITATIONS, WITHOUT REGARD TO ANY BORROWING STATUTE THAT WOULD RESULT IN THE APPLICATION OF THE STATUTE OF LIMITATIONS OF ANY OTHER JURISDICTION.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT

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OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY OTHER PARTY IN THE COURTS OF ANY JURISDICTION.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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11. Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall be valid, binding and enforceable and shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

12. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

13. Existing Administrative Agent. The Existing Administrative Agent is a party to this Agreement solely in its capacity as Administrative Agent pursuant to the Existing Credit Agreement and not in its individual capacity. The Existing Administrative Agent shall have all of the rights, privileges and immunities afforded to it as Administrative Agent under the Existing Credit Agreement. This Agreement constitutes an Existing Loan Document.

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IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the day and year first set forth above.

EXISTING BORROWERS:

KODIAK GAS SERVICES, LLC

By:

Name:
Title:

FRONTIER INTERMEDIATE HOLDING, LLC

By:

Name:
Title:

[Signature Page to Novation, Assignment and Assumption Agreement]

NEW BORROWER:

FRONTIER TOPCO PARTNERSHIP, L.P.

By:

Name:
Title:

[Signature Page to Novation, Assignment and Assumption Agreement]

EXISTING GUARANTORS:

PEGASUS OPTIMIZATION EMPLOYER, LLC

By:

Name:
Title:

PEGASUS OPTIMIZATION MANAGERS, LLC

By:

Name:
Title:

PRM COMPRESSION II, LLC

By:

Name:
Title:

PEGASUS EOR, LLC

By:

Name:
Title:

[Signature Page to Novation, Assignment and Assumption Agreement]

NEW GUARANTORS:

[Signature Pages Omitted]

[Signature Page to Novation, Assignment and Assumption Agreement]

EXISTING LENDERS:

[Signature Pages Omitted]

[Signature Page to Novation, Assignment and Assumption Agreement]

NEW LENDERS:

[Signature Pages Omitted]

[Signature Page to Novation, Assignment and Assumption Agreement]

EXISTING ADMINISTRATIVE AGENT:

WELLS FARGO BANK, N.A.

By: Computershare Trust Company, N.A., as agent

By:

Name:
Title:

[Signature Page to Novation, Assignment and Assumption Agreement]

Schedule 1

Existing Lenders

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Schedule 2

New Lenders

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